UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  10/15/04

Syratech Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12624	13-3354944
(Commission File Number)	(IRS Employer Identification No.)

175 McClellan Highway East Boston, Massachusetts	02128-9114
(Address of Principal Executive Offices)	(Zip Code)

(617) 561-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 1, 2004, Syratech Corporation (the “Company”) entered into a letter agreement (the “Noteholder Confidentiality Agreement”) with certain holders of the Company’s 11% Senior Notes due 2007 (the “Notes”), regarding a potential recapitalization or restructuring of, or other financial options for, the Company (a “Potential Transaction”).  In connection with the Noteholder Confidentiality Agreement, the holders of the Notes formed an ad hoc committee (the “Noteholder Committee”) and engaged Anderson Kill & Olick, P.C. and Houlihan Lokey Howard & Zukin Financial Advisors, Inc., as their respective legal and financial advisors.  The Company also entered into confidentiality agreements with Anderson Kill & Olick, P.C. and with Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

On October 4, 2004, pursuant to the terms of the Noteholder Confidentiality Agreement, the Company held discussions with the Noteholder Committee and their respective advisors to discuss the parameters of a Potential Transaction.  At the meeting, the Company provided material non-public financial and other business information (the “Confidential Information”) to the Noteholders including the Company’s projected fiscal year 2004 and 2005 performance, and comparative revenues for the Company for fiscal years 2002, 2003 and 2004.  In addition, the Company’s management also discussed publicly available information, including industry trends in the tabletop, home décor, and gift industry.  Pursuant to the Noteholder Confidentiality Agreement, the Noteholders were barred from disclosing or benefiting in any fashion from the Confidential Information.  In addition, the Company agreed to make public the Confidential Information on October 15, 2004.  A copy of the Confidential Information provided to the Noteholders is attached as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.  The Company is continuing its discussions with the Noteholder Committee regarding the parameters of a Potential Transaction.

On October 15, 2004, the Company was required to make a semi-annual payment of interest to the holders of the Notes, in the approximate amount of $6,505,000 (the “Interest Payment”).  At a meeting on October 14, 2004, the Company’s Board of Directors determined, after considering, among other things, the Company’s year-to-date performance and the declining liquidity under the Company’s credit facility, that the Company would not make the Interest Payment.  Pursuant to the indenture for the Notes, if the non-payment of the Interest Payment continues for 30 days, such non-payment will become an Event of Default.

On October 15, 2004, the Company entered into an Amendment, Acknowledgement and Limited Waiver (the “Waiver”) with the Company’s Lenders (the “Lenders”) under that certain Amended and Restated Loan and Security Agreement dated as of March 26, 2004 (the “Credit Agreement”).  Pursuant to the Waiver, the Lenders agreed to waive any default under the Credit Agreement that might exist as of October 16, 2004 arising from the Company’s non-payment of the Interest Payment.  A copy of the Waiver is attached as Exhibit 99.2 and is hereby incorporated by reference into this Item 8.01.

No Offer to Sell or Buy Any Security

Any securities proposed to be issued in connection with a Potential Transaction have not been registered under the Securities Act of 1933 or any state securities laws and unless so registered may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws.  The information contained herein and in the attached exhibits does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Note Regarding Presentation of Non-GAAP Financial Measures

In addition to the other measures of operating performance that have been presented in accordance with generally accepted accounting principals (“GAAP”) in this Current Report on Form 8-K and in the attached Confidential Information, the Company has presented EBITDA (earning before interest, taxes, depreciation, and amortization), which constitutes a non-GAAP financial measure, as defined in Regulation G promulgated by the Securities and Exchange Commission, with respect to projections or forecasts for the years ending 2004 and 2005.  The Company believes that its presentation of EBITDA provided supplementary information that was useful to the Noteholders in evaluating the Confidential Information.  The Company's calculations of projected EBITDA in the Confidential Information excludes fees, expenses and charges associated with restructuring and other related items including expenses associated with the closure of certain facilities, and therefore may not be indicative of actual results.  EBITDA should not be construed as a substitute for either income from operations or net income as they are determined in accordance with generally accepted accounting principles.  The Company’s calculation of EBITDA may not be comparable to similarly titled measures reported by other companies and, therefore, any such differences must be considered when comparing performance among different companies.  Any reconciliation of EBITDA to income from operations or net income involves a multitude of uncertainties and assumptions, including, among other factors, the Company’s business going forward, future debt levels, the cost of debt financing, tax rates, tax treatments, including the availability of net operating loss deductions, as well as other applicable risks and assumptions identified in “Cautionary Statement Regarding Forward-Looking Statements,” set forth below.  While management believes EBITDA provides a useful perspective for some purposes, EBITDA has limitations as an analytical tool.  Therefore, management does not consider EBITDA in isolation, and it should not be considered as a substitute for measures determined in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements

Portions of the information contained herein and in the attached exhibits include statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements contained herein and in the attached exhibits are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  All statements included or incorporated by reference herein or in the attached exhibits, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties.  You can identify these statements by the fact that they do not relate strictly to historical or current facts.  They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning.  Any or all of the forward-looking statements may turn out to be wrong.  They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.

These risks, uncertainties and other factors, as well as other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission include, among others: general political, economic and business conditions; changes in tariffs, trade policies, and legal and regulatory requirements; industry capacity; industry trends; overseas expansion; the loss of major customers; changes in demand for the Company’s products; the timing of orders received from customers; cost and availability of raw materials; dependence on foreign sources of supply; changes in business strategy or development plans; availability and quality of management; availability, terms and deployment of capital; and the seasonal nature of the business.  In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements.  For additional information concerning these and other important factors that may cause the Company’s actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company from time to time with the Securities and Exchange Commission.

The Confidential Information contains numerous forward-looking statements and involves risks and uncertainties.  While presented with numerical specificity, the Confidential Information contains forward-looking statements made by the Company’s management as of the date of preparation, many of which are inherently uncertain and subject to change and some of which may have changed since that date.  In addition, factors such as industry performance and general business, economic, regulatory, market and financial conditions, all of which are difficult to predict and many of which are beyond the Company’s ability to control, may cause the forward-looking statements in the Confidential Information or the underlying assumptions to be inaccurate.  Accordingly, it is expected that there will be differences between actual and projected results, and actual results may be materially greater or less than those contained in the Confidential Information.  The Confidential Information should not be relied upon as being indicative of future results, and you are cautioned not to place undue reliance on the Confidential Information.

The Company does not, as a matter of course, publicly disclose financial forecasts.  As such, the Confidential Information contains forward-looking statements not prepared with a view towards public disclosure or compliance with published guidelines of the Securities and Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants for Prospective Financial Information or generally accepted accounting principles.  The Company’s certified public accountants have not examined or compiled any of the forward-looking statements in the Confidential Information or expressed any conclusion or provided for any form of assurance with respect to such forward-looking statements and, accordingly, assume no responsibility for it.  Neither the Company nor any of its affiliates, advisors or representatives has made or makes any representation to any person regarding the Company’s ultimate performance compared to the information contained in the Confidential Information, nor does any such party assume any responsibility for the validity, reasonableness, accuracy or completion of any forecasts contained in such Confidential Information.

All forward-looking statements contained in the Confidential Information and all subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement.  The Company disclaims any obligation to update any of the Confidential Information or any forward-looking statements contained therein, does not plan to publicly disclose similar information in the future and does not plan to update such forward-looking statements in the future, including the Confidential Information contained herein and in the attached exhibits, to reflect any events or circumstances whatsoever after the date hereof or the date of such exhibits, as the case may be, except as otherwise required by applicable law.

Item 9.01  Financial Statements and Exhibits.

(c)

Exhibit	Description

Exhibit 99.1	Confidential Information

Exhibit 99.2	Amendment, Acknowledgment and Limited Waiver, dated October 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYRATECH CORPORATION

Date: October 15, 2004	By:	/s/ Gregory W. Hunt
		Name:	Gregory W. Hunt
		Title:	Executive Vice President, Chief Financial Officer and Treasurer